SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                     Coastal Caribbean Oils & Minerals, Ltd.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:


 ................................................................................
      2)  Aggregate number of securities to which transaction applies:


 ................................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


 ................................................................................
      4)  Proposed maximum aggregate value of transaction:


 ................................................................................
      5)  Total fee paid:


 ................................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:


 ................................................................................
      2)  Form, Schedule or Registration Statement No.:


 ................................................................................
      3)  Filing Party:


 ................................................................................
      4)  Date Filed:


 ................................................................................

                    COASTAL CARIBBEAN OILS & MINERALS, LTD.


                     Annual General Meeting of Shareholders
                                  May 17, 2001

Dear Shareholder:

         It's a pleasure for us to extend to you a cordial invitation to attend the 2001 Annual General Meeting of Shareholders of Coastal Caribbean Oils & Minerals, Ltd. at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda on Thursday, May 17, 2001 at 9:00 A.M.

         While we are aware that most of our shareholders are unable personally to attend the Annual Meeting, proxies are solicited so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to vote, sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         In addition to helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some states, a shareholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

         The Notice of Annual General Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions during the meeting. For those of you who will not be able to attend, your Annual Report contains current information on the status of the Florida litigation and related matters.

         We look forward to seeing you at the meeting.

                                                    Sincerely,

                                                   /s/ Benjamin W. Heath

                                                       Benjamin W. Heath
April 16, 2001                                         President

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                         Clarendon House, Church Street
                                Hamilton, Bermuda
                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                  May 17, 2001

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of COASTAL CARIBBEAN OILS & MINERALS, LTD. (the "Company") will be held on Thursday, May 17, 2001, at 9:00 A.M., local time, at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda, for the following purposes:

         To receive the report of the independent auditors and the financial statements for the year ended December 31, 2000 and to vote on the following:

         1.       To elect two members of the Board of Directors;

         2. To ratify the appointment of independent auditors of the Company for the year ending December 31, 2001 and to authorize the Board of Directors to fix the remuneration of such auditors;

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         This notice and proxy statement and the enclosed form of proxy are being sent to shareholders of record as of April 16, 2001 to enable such holders to state their instructions with respect to the voting of their shares. Proxies should be returned to the American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038 in the reply envelope enclosed.

                                           By Order of the Board of Directors,
                                                Graham B. Collis
                                                Secretary

--------------------------------------------------------------------------------
                                RETURN OF PROXIES

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE ANNUAL GENERAL MEETING ARE URGED TO VOTE BY PROMPTLY SIGNING, DATING, AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

Dated:  April 16, 2001

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                         Clarendon House, Church Street
                                Hamilton, Bermuda
                                 ---------------

                                 PROXY STATEMENT
                           2001 ANNUAL GENERAL MEETING
                                  -------------

                               GENERAL INFORMATION

         This proxy statement is furnished to the shareholders of Coastal Caribbean Oils & Minerals, Ltd., a Bermuda company (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors for use at the 2001 Annual General Meeting of Shareholders to be held at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda, on Thursday, May 17, 2001 at 9:00 A.M., local time, and at any adjournments or postponements thereof. The notice of meeting, proxy statement and proxy are being mailed on or about April 16, 2001. A proxy may be revoked at any time before it is voted by (1) so notifying the Company in writing; (2) signing and dating a new and different proxy card; or (3) voting your shares in person or by your duly appointed agent at the meeting.

         The Company expects to solicit proxies primarily by mail. To the extent necessary to assure sufficient representation of shares at the meeting, proxies may be solicited by telephone and in person. The Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or other persons for whom they hold common stock and to obtain authority for the execution and delivery of proxies. In addition, the Company has retained Morrow & Co. Inc., to assist in the distribution and solicitation of proxy materials for an estimated fee of $6,500 plus out-of-pocket expenses. The only other expenses anticipated are the ordinary expenses incurred in connection with the preparation, assembling, mailing and other distribution of the material. All costs of the solicitation will be borne by the Company.

         The record date for the determination of shareholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on April 16, 2001. On that date there were 43,468,329 shares of common stock outstanding, which were held by approximately 9,000 shareholders of record. The holders of twenty-five percent of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. Each outstanding share is entitled to one vote at the meeting. Abstentions and broker votes will be counted neither as votes in favor of nor as votes opposed to any proposition brought before the meeting.

         Bye-Law 1 provides in part that:

                  A resolution passed by both (i) simple majority of votes cast by such Members as, being entitled so to do, vote in person or, in the case of any Member being a corporation, by its duly authorised representative or, where proxies are allowed, by proxy and (ii) a simple majority in number of the Members present in person or in the case of any Member being a corporation by its duly authorised representative or where proxies are allowed, by proxy, at a general meeting of which not less than fourteen (14) clear days' Notice (save where a longer period is required by these Bye-laws) has been duly given PROVIDED THAT when shares are held by members of another company, firm, partnership, association or other body corporate or unincorporate and such persons act in concert, or when shares are held by or for a group of Members who act in concert, such persons shall be deemed to be one Member.

         The Company will determine whether shareholders have acted in concert, depending on the circumstances and the evidence, if any, that shareholders were in fact so acting and should therefore be treated as one shareholder.

         Bye-Law 1 provides in part that:

                  The term "person acting in concert" includes:

                  (i) persons who, pursuant to an agreement, arrangement or understanding (whether formal or informal), actively cooperate either in the acquisition or holding by any of them of shares or the beneficial ownership of shares, or rights over shares, carrying voting rights in the Company, or in the exercise of voting rights with respect to shares in the Company;

                  (ii) a company with any of its directors (or their spouses, minor children, nominees, related trusts or companies in which any director holds or beneficially owns ten percent (10%) or more of the shares, or rights over shares, carrying voting rights);

                  (iii) a company with the trustees or managers of any of its pension, provident or employee benefit funds or any of its employee stock option schemes;

                  (iv) a person who is a fund manager, with an investment company, unit trust or other person whose investments such person manages on a discretionary basis, in respect of the relevant investment accounts;

                  (v) a company with its parent company or any of its subsidiaries; and

                  (vi) a company, in which ten percent (10%) or more of the shares, or rights over shares, carrying voting rights are held or beneficially owned by a person, with any other company in which ten percent (10%) or more of the shares, or rights over shares, carrying voting rights are held or beneficially owned by the same person.

         The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying this provision. The proxy delivered with this proxy statement includes a representation that the person signing the proxy is not acting in concert as described above.

     SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE U. S. SECURITIES AND EXCHANGE COMMISSION UPON WRITTEN REQUEST TO COASTAL CARIBBEAN OILS & MINERALS, LTD., C/O G&O'D INC, 149 DURHAM ROAD, OAK PARK - UNIT 31, MADISON, CONNECTICUT 06443.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

         Two directors are to be elected for three year terms expiring at the 2004 Annual Meeting of Shareholders, pursuant to the Bye-Laws of the Company which established three classes of directors to be elected on a rotating basis at each successive Annual Meeting of Shareholders, and in each case until their respective successors shall have been elected and duly qualified.

         The nominees are currently directors of the Company. The named Proxies will vote all properly executed proxies for the election of the persons hereinafter named in the following table unless directed otherwise.

         The following table sets forth information concerning the nominees for election and those directors whose terms of office are to continue after the meeting:

                     MANAGEMENT RECOMMENDS THAT SHAREHOLDERS
                     VOTE FOR THE ELECTION OF THE NOMINEES.

                                 Director    Other Offices Held With               Age and Business Experience
              Name                Since      Company                                 For the Past Five Years
              ----                -----      -------                              --------------------------

   Nominees For Three Year Terms Expiring at the 2004 Annual Meeting

   Nicholas B. Dill                1997                None             Mr.  Nicholas  B. Dill is a member of the law firm
                                                                        of  Conyers,  Dill & Pearman,  Hamilton,  Bermuda,
                                                                        the  Company's  Bermuda  counsel.  Mr.  Dill  is a
                                                                        director of  Worldwide  Securities  Ltd.,  Bermuda
                                                                        Electric  Light Co.  Ltd.,  Watlington  Waterworks
                                                                        Ltd. and SAL Ltd.  Age sixty-eight.

   Timothy L. Largay               2001           Vice President        Timothy  L.  Largay  has been a partner in the law
                                                                        firm of Murtha Cullina LLP, Hartford,  Connecticut
                                                                        since  1974.  He was  elected a director  and Vice
                                                                        President  of the  Company  on January  15,  2001.
                                                                        Largay  is  also a  director  of  Canada  Southern
                                                                        Petroleum  Ltd.  ("Canada  Southern") and Magellan
                                                                        Petroleum  Corporation.  Murtha Cullina  has  been
                                                                        retained  by the  Company for more than five years
                                                                        and is being  retained  during the  current  year.
                                                                        Age fifty-seven.

   Directors Continuing in Office With Term to Expire at the 2003 Annual Meeting
   Graham B. Collis                1998              Secretary          Mr.  Collis  is  a  member  of  the  law  firm  of
                                                  Audit Committee       Conyers,  Dill & Pearman,  Hamilton,  Bermuda, the
                                                                        Company's Bermuda counsel.  Age forty-one.

   John D. Monroe                  1981           Audit Committee       Mr.  Monroe  is  a  real  estate  broker  and  was
                                                                        formerly  President of a real estate brokerage and
                                                                        development  firm in Naples,  Florida.  Mr. Monroe
                                                                        is also a director  of Coastal  Petroleum  Company
                                                                        ("Coastal  Petroleum"),   the  Company's  majority
                                                                        owned subsidiary.  Age seventy-four.

Directors Continuing in Office With Terms to Expire at the 2002 Annual Meeting

Benjamin W. Heath                 1962               President         Mr.  Heath is Chairman  and a director of Coastal
                                                                       Petroleum,  and a  director  of Canada  Southern.
                                                                       Age eighty-six.

Phillip W. Ware                   1985            Vice President       Mr.  Ware,  a  geologist,  has been  President of
                                                                       Coastal  Petroleum  since April 1985.  He is also
                                                                       a director of Coastal Petroleum.  Age fifty-one.

         The Company is not aware of any arrangements or understandings between any of the individuals named above and any other person pursuant to which any of the individuals named above was selected as a director and/or executive officer. The Company is not aware of any family relationship among the officers and directors of the Company or its subsidiary.

Board of Directors; Committees; Attendance

         The only standing committee of the Board is the Audit Committee.

         The principal functions of the Audit Committee are: (1) to recommend the particular persons or firm to be employed by the Company as its independent auditors; (2) to consult with the persons or firm so chosen to be the independent auditors with regard to the plan of audit; (3) to review, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any; and (4) to consult with the independent auditors (periodically, as appropriate, out of the presence of management) with regard to the adequacy of internal controls. During 2000, the Audit Committee, which was comprised of Mr. Graham B. Collis and Mr. John D. Monroe, met twice.

         The Company does not presently have standing nominating or compensation committees of the Board of Directors. The functions that would be performed by such committees are performed by the Board of Directors. A stock option committee is appointed periodically.

         There were six meetings of the Board of Directors of the Company held during 2000. During 2000, all of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees on which they serve.

Report of the Audit Committee Addressing Specific Matters

         On December 1, 1999, the Board of Directors adopted a formal, written charter for the Audit Committee of the Company (See Exhibit A). Each member of the Audit Committee is an "independent director" for purposes of NASD Marketplace Rule 4200(a)(14).

     In connection with the preparation and filing of the Company's audited financial statements for the year ended December 31, 2000 (the "audited financial statements"), the Audit Committee performed the following functions:

o The Audit Committee reviewed and discussed the audited financial statements with senior management and Ernst & Young LLP, the Company's independent auditors. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements; and the clarity of disclosures in the forward statements
o   The Audit  Committee  also  discussed  with Ernst & Young LLP the matters
     required  to  be  discussed  by   Statement   on  Auditing   Standards
     No.  61 (Communication With Audit Committees).
o The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the auditors' nonaudit services to the Company with the auditors' independence.

     Based upon the functions performed, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission. The Audit Committee and the Board have also recommended subject to shareholder approval, the selection of Ernst & Young LLP as the Company's independent auditors.

                           AUDIT COMMITTEE
                           John D. Monroe
                           Graham B. Collis

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during the just completed fiscal year, its executive officers, directors, and greater than 10% beneficial owners compiled with all applicable filing requirements.

            ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of the two executive officers of the Company for the year 2000:


                           Summary Compensation Table
                                              Annual Compensation              Long Term
                                                                              Compensation
               Name and                                                          Award                All Other
          Principal Position                Year          Salary ($)        Options/SARs(#)       Compensation ($)

Benjamin W. Heath, President                2000            40,000              100,000-              15,550(1)
and Chief Executive Officer                 1999            40,000                 -                  12,000(1)
                                            1998            40,000               45,000               12,000(1)
Phillip W. Ware, Vice President             2000            92,000              100,000               13,800(2)
                                            1999            92,000                 -                  13,800(2)
                                            1998            80,000               72,000               12,000(2)


 (1) Reimbursement for office expense $9,600 in 2000, $9,550 in 1999 and $6,000 in 1998, and payment to SEP-IRA pension plan $6,000 in 2000, 1999 and 1998.
(2) Payment to SEP-IRA pension plan.

Compensation of Directors

         For the year 2000, Messrs. Collis, Dill and Monroe each received directors' fees of $22,500.

Compensation Committee Interlocks and Insider Participation

         The entire board of directors constitutes the compensation committee. Benjamin W. Heath and Phillip W. Ware are directors and the Presidents, respectively, of Coastal Caribbean and Coastal Petroleum.

Compensation Committee Report on Executive Compensation

         The Compensation Committee, consisting of the entire board of directors in 2000, submits the following report for 2000:

         The Board of Directors does not maintain specific compensation policies applicable to the Company's executive officers, and the Board has established no specific relationship between corporate performance and executive compensation. Compensation has been determined based on the skills, experience and leadership executive officers have brought to the performance of their duties, and on their ability to protect, defend and pursue the Company's ability to realize value on the Company's exploration leases.

                      Graham B. Collis
                      Nicholas B. Dill                 John D. Monroe
                      Benjamin W. Heath                Phillip W. Ware

Tax Deductibility of Compensation

         Because it is not likely that compensation to any executive will exceed $1 million, and because the Company is a Bermuda corporation not generally subject to the tax laws of the United States, the Company does not expect that it will be required to comply with the Omnibus Reconciliation Act of 1993 regarding executive compensation.

Stock Options

         The following tables provide information about stock options granted and exercised during the year 2000 and unexercised stock options held by the Named Executive Officers at December 31, 2000:

                       Options/SAR Grants in the Year 2000

                                                                                     Potential Realized Value at Assumed
                                                                                            Annual Rates of Stock
                                 Individual Grants                                   Price Appreciation for Option Terms
                           Number of
                          Securities     % of Total
                          Underlying    Options/SARs
                           Options/      Granted to      Exercise
                         SARs Granted   Employees* in    or Base       Expiration
         Name                 (#)        Fiscal Year   Price ($/Sh)       Date            5% ($)            10% ($)
Benjamin W. Heath           100,000          14            0.91      Mar. 22, 2010        23,000             50,000
Phillip W. Ware             100,000          14            0.91      Mar. 22, 2010        23,000             50,000

* The options granted to directors are also included for purposes of this calculation.

                            Aggregated Option/SAR Exercises in 2000 and December 31, 2000
                                Option/SAR Values
                           Shares                          Number of Securities             Value of Unexercised
                          Acquired         Value          Underlying Unexercised                In-The-Money
                        On Exercise    Realized ($)          Options/SARs (#)                 Options/SARs ($)
                            (#)                            at December 31, 2000             at December 31, 2000
         Name                                           Exercisable    Unexercisable    Exercisable    Unexercisable

Benjamin W. Heath           -0-             -0-           100,000            -            15,000             -
Benjamin W. Heath           -0-             -0-            45,000            -              -0-              -

Phillip W. Ware             -0-             -0-           100,000            -            15,000             -
Phillip W. Ware             -0-             -0-            72,000            -              -0-              -


                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with the companies in the NASDAQ Market Index and an Industry Group Index (Media General's Independent Oil & Gas Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


             Years                    1995          1996          1997          1998          1999          2000
Coastal Caribbean                     100           266.67        166.67        109.52        104.76         80.76
Independent Oil & Gas                 100           128.87        119.98         77.71        108.87        157.99
NASDAQ Market Index                   100           124.27        152.00        214.39        378.12        237.66


Certain Business Relationships

G&O'D INC

         During the year 2000, $155,440 was paid or accrued for accounting and administrative services, office facilities and support staff provided to the Company by G&O'D INC, a firm that is owned by Mr. James R. Joyce, the Company's Treasurer and Assistant Secretary. G&O'D's fees are based on the time spent in performing these services to the Company.

Royalty Interests

         The State of Florida oil, gas and mineral leases held by Coastal Petroleum on approximately 3,700,000 acres of submerged lands along the Gulf Coast and certain inland lakes and rivers are subject to certain overriding royalties aggregating 1/16th as to oil, gas and sulphur, and 13/600ths as to minerals other than oil, gas and sulphur. Of the overriding royalties as to oil, gas and sulphur, a 1/90th overriding royalty, and of the overriding royalties on minerals other than oil, gas and sulphur, a 1/60th overriding royalty, is held by Johnson & Company, a Connecticut partnership which is used as a nominee by the members of the family of the late William F. Buckley. A trust, in which Mr. Heath has a 54.4% beneficial interest, has a beneficial interest in such royalty interest held by Johnson & Company. No payments have been made to Johnson & Company (or to the beneficial owners of such royalty interests) in more than thirty years.

         In 1990, Coastal Petroleum granted to officers 3.4% of any net recovery from execution on or satisfaction of judgment or from settlement of the lawsuit against the State of Florida as follows:

                                                         Relationship to
                                  Percent of             Coastal Petroleum
         Name                    Net Recovery            at Date of Grant
         ----                    ------------           ------------------

         Benjamin W. Heath           1.25           Chairman of Board
         Phillip W. Ware             1.25           President
         Arthur B. O'Donnell         0.30           Vice President and Treasurer
         James R. Joyce              0.30           Assistant Treasurer
         James J. Gaughran           0.30           Secretary

     During 1990, Murtha Cullina LLP also received a 1% interest in any net recovery. Mr. Largay, a director and Vice President of the Company, is a partner in Murtha Cullina LLP.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the number of shares of the Company's Stock owned beneficially at April 1, 2001 by each person who is known to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company:

                                 Amount and Nature of
                                 Beneficial Ownership
     Name and Address of      Shares Held  Shares Subject
     Beneficial Owner          Directly       to Option        Percent of Class
--------------------------     ---------     -----------       ----------------

Leon S. Gross                  4,494,688          -                  10.34
3900 Ford Road
Philadelphia, PA  19131

Lykes Minerals Corp.               -         7,800,000*              15.2**
111 East Madison Street
P.O. Box 1690
Tampa, FL  33601
------------------------
     * Lykes Minerals Corp. has purchased a total of 78 shares of Coastal Petroleum which are convertible into 7,800,000 shares of the Company.

     ** Assumes all outstanding options held by Lykes Minerals Corp. are exercised to acquire shares of the Company.

         The following table sets forth information as to the number of shares of the Company's common stock owned beneficially at April 1, 2001 by each director of the Company and by all directors and executive officers as a group:


                                                          Amount and Nature of
               Name of                                    Beneficial Ownership
                                                         ----------------------
             Individual                               Shares Held                                    Percent of
                 or Group                       Directly or Indirectly            Options               Class
--------------------------------------------   ------------------------          ---------             -------

Graham B. Collis                                       25,000 (1)                 112,000                 *
Nicholas B. Dill                                           -  (2)                 124,000                 *
Benjamin W. Heath                                        20,000                   145,000                 *
John D. Monroe                                              400                   136,000                 *
Timothy L. Largay                                        49,200                   100,000                 *
Phillip W. Ware                                           3,791                   172,000                 *
Directors and executive officers
  as a group (a total of 7 persons)                     111,579                   925,000               2.3%
------------------------
*        Less than 1%.
(1)      Director of corporation which also owns 17,758 shares.
(2)      Director of corporation which owns 3,355 shares.


                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001. Representatives of Ernst & Young LLP are not expected to be present at the meeting. The proxy permits voting for or against, or abstaining from voting for, the ratification of the appointment of auditors. Unless otherwise indicated, the shares will be voted in favor of ratifying the appointment of Ernst & Young LLP and to authorize the Board of Directors to fix the remuneration of such auditors. Fees paid to Ernst & Young LLP by the Company for the year ended December 31, 2000 were as follows:

                  Audit Fees                                      $27,500
                  Financial Information Systems
                  Design and Implementation Fees                        0
                  All Other Fees (rights offering)                 23,100
                                                                   ------
                  Total fees                                      $50,600
                                                                  =======


                MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the meeting, other than those matters referred to in this Proxy Statement.

                              SHAREHOLDER PROPOSALS

         Shareholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company's 2002 Annual General Meeting of Shareholders must submit the proposal by December 17, 2001.

              Notice of Business to be Brought Before a Shareholders' Meeting

         If a Shareholder wishes to present a proposal at the Company's 2002 Annual General Meeting of Shareholders and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the Shareholder must give advance notice to the Company prior to one of two deadlines set forth in the Company's Bye-Laws.

         If a shareholder's proposal relates to business other than the nomination of persons for election to the board of directors, Bye-Law 61 applies.

         Bye-Law 61 provides in part as follows:

                      (2) The annual general meeting of the Company shall consider the election of Directors, the receipt and consideration of the profit and loss account, the balance sheet, the notes thereto and the reports of the Directors and Auditors thereon, the appointment of the Auditors and such other business as the Board considers may properly be brought before the meeting and shall be held on such date as the Board shall each year fix. The day, place and hour of each annual general meeting shall be specified in the notice of the annual general meeting. The meeting may be postponed or adjourned from time to time and place to place at the discretion of the Chairman until its business is completed.

                           To be properly  brought before any general meeting by
                  Members, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) specified in a notice or requisition given by Members in accordance with the Act and delivered to or mailed and received at the registered office of the Company not less than ninety (90) days before the anniversary date of the previous annual general meeting of the Company or ninety (90) days before any other general meeting of the Company is held specifying:

                           (a) a  description  of the  business  to be brought
                               before the annual general meeting and the reasons for conducting such business at the annual general meeting;

                           (b) the name and  address of the  Member  intending
                               to  propose  such business;

                           (c) the  class  and  number  of  shares  of  the
                               Company which are beneficially owned by the Member;

                           (d) a representation that the Member is the registered holder of sufficient shares required by the Act entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

                           (e) any material interest of the Member in such
                               business.

         To be timely under this Bye-Law, a Shareholder's notice must be received by the Company on or before February 15, 2002, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

                   Nominations of Persons for Election to the Board of Directors

         If a shareholder's proposal relates to the nomination of persons for election to the board of directors, Bye-Law 62 applies.

         Bye-Law 62 provides in part as follows:

                           (2) Only persons who are nominated in accordance with
                  the procedures set forth in these Bye-laws shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Company shall only be made at an annual general meeting of the Company (a) by or at the direction of the Board of Directors or (b) by any Member of the Company entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section. Nominations by Members shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a Member's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety
                  (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section, public disclosure shall be deemed to have been made to Members when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones news Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the Company with Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

                      Each such notice shall set forth:

                      (a) the name and address of the Member who intends to make the nomination and of the person or persons to be nominated;

                      (b) a representation that the Member is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                      (c) a description of all  arrangements  or  understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which nomination or nominations are to be made by the Member; and

                      (d) such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors.

                      To  be  effective,   each  notice  of  intent  to  make  a
                  nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a Director of the Company if elected.

                      No person  shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in these Bye-laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these Bye-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

         To be timely under this Bye-Law, a Shareholder's notice must be received by the Company not less than 60 days nor more than 90 days prior to the date of the Company's 2002 Annual General Meeting of Shareholders.

         Shareholder proposals relating to the Company's Annual General Meeting of Shareholders must be submitted to the Company at its office, c/o Conyers, Dill & Pearman, Clarendon House, Hamilton, Bermuda. The fact that a shareholder proposal is received in a timely manner does not insure its inclusion in the Company's proxy materials since there are other requirements in the Company's Bye-laws and the proxy rules relating to such inclusion.

         The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

         IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED   PROMPTLY.   THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                     By Order of the Board of Directors,
                                     Graham B. Collis
                                     Secretary
Dated:  April 16, 2001

                                    EXHIBIT A

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                             Audit Committee Charter

Organization

         The audit committee of the board of directors shall be comprised of at least two directors who are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

Statement of Policy

         The audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditor and the financial management of the Company.

Responsibilities

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

         In carrying out these responsibilities, the audit committee will:

o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payment, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the Code of Conduct.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

o              Inquire  of  management  and  the   independent   auditors  about
               significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statement to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decision made in preparing the financial statements.

o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

o Review accounting and financial human resources and succession planning within the Company. o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriated action to ensure the continuing independence of the auditors.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

-------------------------------------------------------------------------------
                               FORM OF PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
             ANNUAL GENERAL MEETING OF SHAREHOLDERS - JUNE 17, 2001

         The undersigned holder of shares of common stock of COASTAL CARIBBEAN OILS & MINERALS, LTD (the Company) does hereby appoint GRAHAM B. COLLIS, JAMES
R. JOYCE AND PHILLIP W. WARE or any of them, as proxies, with full power to act without the others and with full power of substitution, to vote the said shares of stock, as designated on the reverse side of this card, at the Annual General Meeting of Shareholders of the Company to be held Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda on Thursday, May 17, 2001 at 9:00 A.M., local time, and at any adjournments or postponements thereof, held for the same purposes, in the following manner:



                 (Continued and to be signed on the other side)

        Please mark your
        votes as In this
        example

        THE BOARD OF DIRECTORS RECOMMEND A VOTE " FOR" PROPOSALS 1 AND 2.


                                  FOR          WITHHELD                                                  FOR  AGAINST  ABSTAIN


1.     Election of            Nominees:  Nicholas B. Dill             2. Ratify the appointment of Ernst
                                                                         & Young LLP as independent
       Two Directors                     Timothy L. Largay               auditors of the Company for
                                                                         the year ending December 31,
     (Proxy Statement page 2        )                                    2001 (page 12)


   For all except the following nominee:

   _______________________________                                     3. Unless directed to the contrary by
                                                                          specifications in the
                                                                          space provided, the said
                                                                          individuals are hereby
                                                                          authorized and empowered by
                                                                          the undersigned to vote
                                                                          "FOR" proposals Nos. 1 and 2
                                                                          and are given discretionary
                                                                          authority to vote on any other
                                                                          matters upon which the
                                                                          undersigned is entitled to
                                                                          vote, and which may properly
                                                                          come before said meeting or
                                                                          any adjournments or
                                                                          postponements thereof.


                                                                          Unless otherwise indicated on
                                                                          this proxy card or by
                                                                          accompanying letter, the
                                                                          undersigned represents that
                                                                          in executing and delivering
                                                                          his proxy he is not acting in
                                                                          concert with any other person
                                                                          for the purposes of
                                                                          Bye-Law 1 as described in the
                                                                          Company's Proxy
                                                                          Statement (Page 2)


    SIGNATURE_____________ DATE _________ SIGNATURE____________DATE____________
                                                    If Jointly Held
    NOTE: Please sign this proxy as name(s) appears above and return it in the reply envelope provided promptly to Arnerican Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, whether or not you plan to attend the meeting.